UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2006
ENDWAVE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-31635 (Commission File No.)	95-4333817 (IRS Employer Identification No.)
776 Palomar Avenue
Sunnyvale, California 94085
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (408) 522-3100
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
          On March 31, 2006, Endwave Corporation (“Endwave”) executed an agreement with Northrop Grumman Space & Mission Systems Corp. (“NGST”) extending the existing supply agreement between Endwave and NGST until December 31, 2006. During this contract extension, Endwave and NGST will continue to negotiate a new supply agreement. No other contract terms and conditions were affected by the extension agreement.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDWAVE CORPORATION
Dated: April 13, 2006	By:	/s/ Edward a. keible, Jr.
Edward A. Keible, Jr.
	Title:	Chief Executive Officer and President